UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices)                                                             (Zip code)

Peter V. Bonanno, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP 200 Clarendon Street 27th Floor Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 655-4400

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2012

Item 1. Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments
March 31, 2012 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) — 1.5%
JPMorgan Chase Bank, N.A.
$15,200,000	0.140%	03/01/13	$16,970,800
UBS AG
1,800,000	0.090	05/29/12	2,412,359
5,500,000	0.090	07/27/12	6,655,433
1,050,000	0.140	04/26/13	869,507
3,600,000	0.090	05/06/13	3,718,892

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$30,626,991

Agency Debenture(f) — 20.5%
FHLMC
$420,000,000	0.000%	04/02/12	$420,000,000

Shares	Description	Value
Exchange Traded Fund — 3.6%
1,707,193	Vanguard MSCI Emerging Markets	$74,211,680

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Government Obligations(f) — 77.3%
United States Treasury Bills
$402,500,000	0.000%	04/05/12	$402,498,434
290,000,000	0.000	05/03/12	289,989,691
200,000,000	0.000	05/17/12	199,985,946
690,000,000	0.000 (g)	06/28/12	689,873,502

TOTAL U.S. GOVERNMENT OBLIGATIONS			$1,582,347,573

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT			$2,107,186,244

Repurchase Agreements(h) — 22.0%
Barclays Capital, Inc.
$143,100,000	0.150%	04/02/12	$143,100,000
Market Value: $143,101,789
Collateralized by FNMA, 3.000%-6.500%, due 1/1/18-4/1/42, and FHLMC, 4.000%-4.500%, due 1/1/25-4/1/30. The aggregate market value of the collateral including accrued interest was $145,962,001.
Citigroup Global Markets, Inc.
308,000,000	0.160	04/02/12	308,000,000
Market Value: $308,004,107
Collateralized by GNMA, 2.500%-6.000%, due 2/20/25-1/20/41, FNMA, 3.500%-5.000%, due 12/1/24-2/1/42, and FHLMC, 3.500%-5.500%, due 5/1/25-11/1/41. The aggregate market value of the collateral including accrued interest was $314,160,000.

TOTAL REPURCHASE AGREEMENTS			$451,100,000

TOTAL INVESTMENTS — 124.9%			$2,558,286,244

LIABILITIES IN EXCESS OF OTHER ASSETS — (24.9)%			(511,132,562)

NET ASSETS — 100.0%			$2,047,153,682

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(b) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(c) These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(d) Interest rate disclosed is contingent upon LIBOR minus spread as of March 31, 2012.

(e) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $30,626,991, which represents approximately 1.5% of net assets as of March 31, 2012.

(f) Issued with a zero coupon. Income is recognized through the accretion of discount.

(g) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h) Unless noted, all repurchase agreements were entered into on March 30, 2012.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association

Currency Abbreviations:
EUR	—	Euro Dollar
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Deutsche Bank Securities, Inc.	EUR/USD	06/20/12	$3,669,215	$41,965
	GBP/USD	06/20/12	5,894,977	51,396
	JPY/USD	06/20/12	7,556,469	83,074
Societe Generale	EUR/USD	04/04/12	266,741	401
	EUR/USD	06/20/12	33,356,499	537,249
	GBP/USD	04/04/12	639,795	695
	GBP/USD	06/20/12	41,264,843	768,386
	USD/JPY	04/04/12	2,018,861	11,639

TOTAL				$1,494,805

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Societe Generale	JPY/USD	06/20/12	$35,515,403	$(188,898)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

EURO STOXX 50 Index	1,063	June 2012	$34,152,949	$(446,238)
FTSE 100 Index	495	June 2012	45,363,459	(1,302,489)
Russell 2000 Mini Index	609	June 2012	50,406,930	2,221,399
S&P 500 E-mini Index	3,414	June 2012	239,526,240	8,706,152
TSE TOPIX Index	411	June 2012	42,554,911	1,782,436
10 Year U.S. Treasury Notes	(1,785)	June 2012	(231,129,609)	2,237,181

TOTAL				$13,198,441

TAX INFORMATION — At March 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,549,159,377

Gross unrealized gain	9,312,503
Gross unrealized loss	(185,636)

Net unrealized security gain	$9,126,867

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments
March 31, 2012 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations — 7.7%
Collateralized Mortgage Obligations — 2.7%
Regular Floater(a) — 2.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(b)
$531,411	0.550%	02/25/48	$530,995
FHLMC REMIC Series 3371, Class FA
1,320,748	0.842	09/15/37	1,328,869
FNMA REMIC Series 2007-91, Class FB
2,082,999	0.842	10/25/37	2,095,325
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
1,075,237	0.593	12/07/20	1,075,830
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
1,160,050	0.693	10/07/20	1,162,815
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
1,831,150	0.613	11/06/17	1,833,439
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
3,122,172	0.643	02/06/20	3,129,734
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
2,426,368	0.642	03/11/20	2,431,676
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
2,867,107	0.623	03/06/20	2,869,458
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
2,795,786	0.623	04/06/20	2,799,171
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
2,716,625	0.643	05/07/20	2,720,127

			21,977,439

Sequential Fixed Rate — 0.5%
FNMA REMIC Series 2009-70, Class AL
4,613,579	5.000	08/25/19	4,929,799
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
275,245	1.840	10/07/20	278,686

			5,208,485

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$27,185,924

Federal Agencies — 5.0%
Adjustable Rate FNMA(a) — 0.4%
$2,366,597	2.675%	05/01/33	$2,513,499
1,385,144	2.560	10/01/36	1,465,912

			3,979,411

FHLMC — 0.2%
1,417	5.000	09/01/16	1,509
19,028	5.000	11/01/16	20,433
2,914	5.000	12/01/16	3,133
25,768	5.000	01/01/17	27,702
19,965	5.000	01/01/18	21,466
231,881	5.000	02/01/18	249,293
170,148	5.000	03/01/18	182,933
99,849	5.000	04/01/18	107,432
65,483	5.000	05/01/18	70,425
50,518	5.000	06/01/18	54,313
103,465	5.000	07/01/18	111,279

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations — (continued)
FHLMC — (continued)
$33,026	5.000%	08/01/18	$35,547
15,214	5.000	10/01/18	16,403
28,026	5.000	11/01/18	30,239
4,960	5.000	02/01/19	5,358
458,411	5.500	01/01/20	501,671

			1,439,136

FNMA — 4.4%
151,966	5.000	03/01/18	164,046
408,174	5.000	04/01/18	440,621
6,248	5.500	01/01/19	6,825
93,349	5.500	02/01/19	101,917
95,613	5.500	03/01/19	104,453
62,099	5.500	04/01/19	67,840
44,605	5.500	05/01/19	48,729
177,043	5.500	06/01/19	193,412
581,847	5.500	07/01/19	635,656
563,953	5.500	08/01/19	616,123
483,727	5.500	09/01/19	528,481
133,247	5.500	10/01/19	145,567
157,728	5.500	11/01/19	172,311
224,188	5.500	12/01/19	244,916
18,041	5.500	01/01/20	19,715
11,718	5.500	06/01/20	12,772
2,939,210	5.500	07/01/20	3,212,343
2,764,962	4.000	10/01/31	2,939,271
181,418	5.000	03/01/38	195,676
179,666	5.000	04/01/38	193,785
179,155	4.500	11/01/40	190,753
1,438,401	4.500	08/01/41	1,542,905
935,059	4.500	09/01/41	997,125
58,582	4.000	10/01/41	61,492
117,105	4.500	10/01/41	124,877
3,000,000	4.000	TBA-30yr(c)	3,145,078
25,000,000	4.500	TBA-30yr(c)	26,589,845
1,000,000	6.000	TBA-30yr(c)	1,100,078

			43,796,612

TOTAL FEDERAL AGENCIES			$49,215,159

TOTAL MORTGAGE-BACKED OBLIGATIONS			$76,401,083

Agency Debentures — 5.7%
FHLB
$2,800,000	1.750%	08/22/12	$2,817,408
36,000,000	0.210	01/04/13	35,999,460
FNMA(a)
18,600,000	0.405	05/17/13	18,625,184

TOTAL AGENCY DEBENTURES			$57,442,052

Asset-Backed Securities — 0.0%
Home Equity — 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$154,495	7.000%	09/25/37	$111,993

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
March 31, 2012 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value
Asset-Backed Securities — (continued)
Home Equity — (continued)
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
$205,515	7.000%		09/25/37	$152,028

TOTAL ASSET-BACKED SECURITIES				$264,021

Government Guarantee Obligations(d) — 2.5%
Citigroup Funding, Inc.
$7,400,000	0.883	%(a)	04/30/12	$7,404,381
1,800,000	1.875		10/22/12	1,816,625
General Electric Capital Corp.
7,400,000	0.658	(a)	06/01/12	7,405,261
7,800,000	2.625		12/28/12	7,938,115

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS				$24,564,382

U.S. Treasury Obligations — 36.9%
United States Treasury Bills(e)
$100,000,000	0.000%		07/05/12	$99,980,209
100,000,000	0.000		08/23/12	99,952,003
100,000,000	0.000		10/18/12	99,927,780
United States Treasury Bonds
200,000	4.750		02/15/41	254,804
United States Treasury Notes
17,600,000	0.625		06/30/12	17,621,295
20,200,000	0.375		07/31/13	20,225,855
4,900,000	0.875		01/31/17	4,869,669
15,600,000	3.125	(f)	05/15/21	16,979,041
3,900,000	2.125		08/15/21	3,896,529
4,600,000	2.000		11/15/21	4,528,102

TOTAL U.S. TREASURY OBLIGATIONS				$368,235,287

Shares	Rate	Value
Short-term Investment(a) — 30.2%
JPMorgan U.S. Government Money Market Fund — Capital Shares
300,793,661	0.010%	$300,793,661

TOTAL INVESTMENTS — 83.0%		$827,700,486

OTHER ASSETS IN EXCESS OF LIABILITIES — 17.0%		169,067,406

NET ASSETS — 100.0%		$996,767,892

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $530,995, which represents approximately 0.1% of net assets as of March 31, 2012.

(c) TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $30,835,001 which represents approximately 3.1% of net assets as of March 31, 2012.

(d) Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

(e) Issued with a zero coupon. Income is recognized through the accretion of discount.

(f) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FDIC	—	Federal Deposit Insurance Corp.
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
March 31, 2012 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	5	June 2012	$1,244,125	$1,250
Eurodollars	5	September 2012	1,243,875	2,813
Eurodollars	5	December 2012	1,243,500	5,000
Eurodollars	5	March 2013	1,243,125	7,125
Eurodollars	5	June 2013	1,242,438	9,375
Eurodollars	359	September 2014	88,713,387	(45,966)
Eurodollars	(359)	September 2015	(88,058,212)	76,678
U.S. Long Bond	(124)	June 2012	(17,081,000)	385,095
U.S. Ultra Long Treasury Bonds	(2)	June 2012	(301,938)	15,004
2 Year U.S. Treasury Notes	(291)	June 2012	(64,060,922)	46,906
5 Year U.S. Treasury Notes	206	June 2012	25,243,047	31,875
10 Year U.S. Treasury Notes	(51)	June 2012	(6,603,703)	89,790

TOTAL				$624,945

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional				Upfront
	Amount	Termination		Payments	Payments Made	Unrealized
Counterparty	(000’s)(a)	Date	Payments Received	Made	(Received)	Gain (Loss)

Citibank, N.A.	$3,500	06/20/27	3 Month LIBOR	2.750%	$(64,659)	$83,721
Deutsche Bank AG	4,600	06/20/17	3 Month LIBOR	1.750	(58,735)	(25,527)
	6,400	03/22/21	3.298%	3 Month LIBOR	—	42,441
	2,500	03/22/31	3 Month LIBOR	3.638	—	(25,689)
JPMorgan Chase Bank, N.A.	9,300	06/20/17	3 Month LIBOR	1.750	(126,720)	(43,636)

TOTAL					$(250,114)	$31,310

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2012.

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES(a)

		Notional
		Amount		Termination	Unrealized
Counterparty	Referenced Obligation	(000’s)	Rate Paid	Date	Gain (Loss)(b)

Deutsche Bank AG	S&P GSCI Excess Return Index	$10,000	0.25%	04/30/12	$61,396
		16,110	0.25	04/30/12	(409,667)
Merrill Lynch International	S&P GSCI Excess Return Index	5,000	0.25	04/30/12	(105,199)
		14,000	0.25	04/30/12	(266,377)
		130,668	0.25	04/30/12	(3,322,667)
		248,676	0.25	04/30/12	(6,323,404)
UBS AG	S&P GSCI Excess Return Index	246,102	0.25	04/30/12	(6,258,132)
		349,689	0.25	04/30/12	(8,892,231)

TOTAL					$(25,516,281)

(a) The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

(b) There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Consolidated Schedule of Investments (continued)
March 31, 2012 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At March 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$827,526,542

Gross unrealized gain	586,001
Gross unrealized loss	(412,057)

Net unrealized security gain	$173,944

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Schedule of Investments
March 31, 2012 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d) — 5.9%
Bank of America Corp.
$2,500,000	0.240%	01/14/13	$2,353,365
7,900,000	0.240	03/05/13	7,186,046
2,800,000	0.240	03/08/13	2,570,213
3,700,000	0.240	03/28/13	3,418,250
UBS AG(e)
3,780,000	0.090	11/13/12	3,900,469
1,300,000	0.240	11/13/12	1,131,972
3,200,000	0.240	11/29/12	2,624,412
2,400,000	0.240	12/12/12	2,068,644
2,700,000	0.240	01/14/13	2,475,354
3,900,000	0.140	02/05/13	3,685,936
2,600,000	0.140	02/15/13	2,527,409

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES			$33,942,070

Shares	Description	Value
Exchange Traded Funds — 14.8%
623,200	iShares MSCI Emerging Markets Index Fund	$26,760,208
711,913	iShares Russell 2000 Index Fund	58,981,992

TOTAL EXCHANGE TRADED FUNDS		$85,742,200

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Treasury Obligation(f) — 31.7%
United States Treasury Inflation Indexed Bond
$179,361,486	0.125%	01/15/22	$183,761,224

Shares	Rate	Value
Short-term Investment(a) — 43.6%
JPMorgan U.S. Government Money Market Fund — Capital Shares
252,752,659	0.010%	$252,752,659

TOTAL INVESTMENTS — 96.0%		$556,198,153

OTHER ASSETS IN EXCESS OF LIABILITIES — 4.0%		23,085,394

NET ASSETS — 100.0%		$579,283,547

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(b) These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(c) Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJUBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.

(d) Interest rate disclosed is contingent upon LIBOR minus spread as of March 31, 2012.

(e) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $18,414,196, which represents approximately 3.2% of net assets as of March 31, 2012.

(f) All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Amsterdam Index	22	April 2012	$1,889,293	$(48,699)
CAC 40 Index	154	April 2012	7,033,574	(136,789)
DAX Index	28	June 2012	6,498,720	35,947
Euro-Bund	338	June 2012	62,429,989	154,031
FTSE 100 Index	186	June 2012	17,045,663	(499,549)
FTSE/MIB Index	17	June 2012	1,784,924	(55,107)
Hang Seng Index	17	April 2012	2,243,885	(51,047)
IBEX 35 Index	21	April 2012	2,218,910	(108,993)
Long Gilt	70	June 2012	12,821,112	(10,738)
MSCI Singapore Index	25	April 2012	1,372,260	(2,105)
OMX Stockholm 30 Index	150	April 2012	2,419,775	(61,650)
S&P 500 E-mini Index	1,221	June 2012	85,665,360	159,592
S&P/TSX 60 Index	64	June 2012	9,043,220	96,178
SPI 200 Index	57	June 2012	6,413,594	116,860
TSE TOPIX Index	159	June 2012	16,462,849	703,259
10 Year Australian Treasury Bonds	19	June 2012	2,284,644	(4,292)
10 Year Canadian Government Bonds	36	June 2012	4,736,358	(14,152)
10 Year Japanese Government Bonds	56	June 2012	96,080,222	(179,393)
10 Year U.S. Treasury Notes	797	June 2012	103,199,047	(609,543)

TOTAL				$(516,190)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

		Notional				Market Value
	Referenced	Amount	Rates Received	Termination	Credit Spread at	Upfront Payments	Unrealized Gain
Counterparty	Obligation	(000’s)	(Paid)	Date	March 31, 2012(a)	Made (Received)	(Loss)

Protection Sold:
Bank of America, N.A.	CDX Emerging Markets Index	$28,600	5.000%	06/20/17	2.453%	$3,460,600	$37,154
	CDX North America High Yield Index	2,300	5.000	12/20/16	5.429	(43,755)	9,269
Credit Suisse International	CDX North America High Yield Index	6,300	5.000	12/20/16	5.429	(659,227)	564,765
		4,900	5.000	12/20/16	5.429	(512,732)	439,262
		4,200	5.000	12/20/16	5.429	(306,237)	243,263
		3,500	5.000	12/20/16	5.429	(203,383)	150,904
		3,300	5.000	12/20/16	5.429	(257,881)	208,402
Deutsche Bank AG	CDX North America High Yield Index	10,000	5.000	12/20/16	5.429	(177,471)	27,532
		4,500	5.000	12/20/16	5.429	(422,411)	354,938
		3,800	5.000	12/20/16	5.429	(190,086)	133,109
		3,400	5.000	12/20/16	5.429	(256,430)	205,451
Morgan Stanley Capital Services, Inc.	CDX North America High Yield Index	3,200	5.000	12/20/16	5.429	(39,955)	(8,025)

TOTAL						$391,032	$2,366,024

(a) Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At March 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$555,328,738

Gross unrealized gain	6,329,170
Gross unrealized loss	(5,459,755)

Net unrealized security gain	$869,415

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments
March 31, 2012 (Unaudited)

Shares	Description	Value
Common Stocks — 98.8%
Australia — 14.3%
1,284,398	CFS Retail Property Trust (REIT) (Retail)	$2,379,613
674,213	Charter Hall Group (REIT) (Diversified)	1,552,397
10,205,022	Dexus Property Group (REIT) (Diversified)	9,222,166
682,523	GPT Group (REIT) (Diversified)	2,208,184
1,561,998	Stockland (REIT) (Diversified)	4,762,731
1,119,453	Westfield Group (REIT) (Retail)	10,263,276
4,648,870	Westfield Retail Trust (REIT) (Retail)	12,451,790

		42,840,157

Canada — 10.8%
179,500	Allied Properties Real Estate Investment Trust (REIT) (Office)	4,662,735
35,600	Brookfield Office Properties, Inc. (Office)	619,239
132,600	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	2,992,457
142,300	Canadian Real Estate Investment Trust (REIT) (Diversified)	5,265,721
156,200	Dundee Real Estate Investment Trust (REIT) (Office)	5,512,296
375,900	InnVest Real Estate Investment Trust (REIT) (Hotels)	1,982,289
233,300	Primaris Retail Real Estate Investment Trust (REIT) (Retail)	5,061,519
40,500	RioCan Real Estate Investment Trust (REIT) (Retail)	1,097,514
413,800	TransGlobe Apartment REIT (REIT) (Residential)	4,990,740

		32,184,510

China — 4.1%
4,478,000	China Overseas Land & Investment Ltd. (Diversified)	8,491,611
3,601,000	Shimao Property Holdings Ltd. (Diversified)	3,850,003

		12,341,614

Finland — 0.5%
414,858	Citycon Oyj (Retail)	1,388,500

France — 8.1%
35,480	ICADE (REIT) (Diversified)	3,166,714
91,846	Klepierre (REIT) (Retail)	3,186,206
134,433	Nexity SA (Residential)	4,257,263
68,363	Unibail-Rodamco SE (REIT) (Diversified)	13,676,401

		24,286,584

Germany — 0.9%
245,932	Alstria Office REIT-AG (REIT) (Office)	2,766,159

Shares	Description	Value
Common Stocks — (continued)
Hong Kong — 16.8%
2,535,000	Hang Lung Properties Ltd. (Retail)	$9,316,758
1,995,000	Henderson Land Development Co. Ltd. (Diversified)	11,023,220
533,000	Hongkong Land Holdings Ltd. (Office)	3,101,854
581,000	Kerry Properties Ltd. (Diversified)	2,626,902
1,367,475	Sun Hung Kai Properties Ltd. (Diversified)	17,015,958
1,904,500	The Link REIT (REIT) (Retail)	7,086,543

		50,171,235

Japan — 17.6%
359	Japan Prime Realty Investment Corp. (REIT) (Office)	1,035,749
738,000	Mitsubishi Estate Co. Ltd. (Diversified)	13,270,774
964,000	Mitsui Fudosan Co. Ltd. (Office)	18,615,735
369	Nippon Building Fund, Inc. (REIT) (Office)	3,512,767
450	Orix JREIT, Inc. (REIT) (Office)	2,102,863
307,000	Sumitomo Realty & Development Co. Ltd. (Office)	7,476,027
5,900	United Urban Investment Corp. (REIT) (Diversified)	6,747,027

		52,760,942

Netherlands — 2.6%
61,230	Corio NV (REIT) (Retail)	3,230,450
122,914	Eurocommercial Properties NV CVA (REIT) (Retail)	4,658,094

		7,888,544

Norway — 0.5%
975,256	Norwegian Property ASA (Diversified)	1,521,369

Russia — 0.6%
269,155	Etalon Group Ltd. GDR (Residential)*(a)	1,842,600

Singapore — 8.2%
1,502,000	AIMS AMP Capital Industrial REIT (REIT) (Industrial)	1,345,349
6,130,000	CapitaLand Ltd. (Residential)	15,229,830
6,868,000	K-REIT Asia (REIT) (Office)	5,277,485
2,886,000	Mapletree Industrial Trust (REIT) (Industrial)	2,522,863

		24,375,527

Sweden — 2.3%
547,987	Castellum AB (Diversified)	6,904,356

Switzerland — 1.0%
6,785	PSP Swiss Property AG (Registered) (Office)*	602,745
29,690	Swiss Prime Site AG (Registered) (Diversified)*	2,467,121

		3,069,866

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
March 31, 2012 (Unaudited)

Shares	Description	Value
Common Stocks — (continued)
United Kingdom — 10.5%
407,346	British Land Co. PLC (REIT) (Diversified)	$3,126,647
194,357	Derwent London PLC (REIT) (Office)	5,424,004
212,292	Great Portland Estates PLC (REIT) (Office)	1,222,110
1,136,588	Hammerson PLC (REIT) (Retail)	7,558,964
512,759	Land Securities Group PLC (REIT) (Diversified)	5,926,834
2,305,437	Metric Property Investments PLC (REIT) (Retail)	3,420,199
663,856	Segro PLC (REIT) (Industrial)	2,494,277
271,189	Shaftesbury PLC (REIT) (Diversified)	2,136,519

		31,309,554

TOTAL INVESTMENTS — 98.8%		$295,651,517

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		3,737,335

NET ASSETS — 100.0% $		299,388,852

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security.

(a) Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,842,600, which represents approximately 0.6% of net assets as of March 31, 2012.

Investment Abbreviations:
CVA —	Dutch Certification
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Royal Bank of Canada	AUD/USD	04/13/12	$34,603	$(717)

TAX INFORMATION — At March 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$292,357,152

Gross unrealized gain	35,642,904
Gross unrealized loss	(32,348,539)

Net unrealized security gain	$3,294,365

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND
Schedule of Investments
March 31, 2012 (Unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Deutsche Bank Securities, Inc.	USD/AUD	06/20/12	$10,268	$150
	USD/CAD	06/20/12	10,008	15
Morgan Stanley Co., Inc.	USD/BRL	04/03/12	120,518	761
Peregrine Brokerage Ltd.	USD/EUR	06/20/12	200,139	593
	USD/JPY	06/20/12	60,452	1,370
Societe Generale	CAD/USD	06/20/12	10,009	9
	CZK/USD	06/20/12	10,758	100
	EUR/USD	06/20/12	13,343	82
	GBP/USD	06/20/12	295,748	2,002
	JPY/USD	06/20/12	12,090	107
	KRW/USD	06/20/12	8,793	58
	MXN/USD	06/20/12	87,282	135
	MYR/USD	06/20/12	9,757	72
	NOK/USD	06/20/12	26,260	193
	NZD/USD	06/20/12	8,143	19
	PLN/USD	06/20/12	57,414	854
	RUB/USD	06/20/12	8,429	4
	SEK/USD	06/20/12	305,139	4,485
	TRY/USD	06/20/12	38,599	340
	USD/AUD	06/20/12	10,268	216
	USD/CAD	06/20/12	60,053	408
	USD/JPY	06/20/12	169,265	2,576
	USD/NOK	06/20/12	8,753	168
	USD/NZD	06/20/12	24,430	165
	ZAR/USD	06/20/12	27,064	84

TOTAL				$14,966

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Deutsche Bank Securities, Inc.	AUD/USD	06/20/12	$10,268	$(276)
	CAD/USD	06/20/12	20,018	(55)
	JPY/USD	06/20/12	36,271	(195)
	NOK/USD	06/20/12	8,753	(112)
	NZD/USD	06/20/12	8,143	(5)
	RUB/USD	06/20/12	8,429	(92)
	USD/GBP	06/20/12	7,993	(67)
	USD/IDR	06/20/12	39,036	(233)
	ZAR/USD	06/20/12	9,022	(60)
Morgan Stanley Co., Inc.	BRL/USD	05/03/12	119,695	(810)
Peregrine Brokerage Ltd.	AUD/USD	06/20/12	256,704	(10,146)
	CAD/USD	06/20/12	420,370	(5,119)
	INR/USD	06/20/12	9,663	(283)
	KRW/USD	06/20/12	228,630	(2,687)
	NOK/USD	06/20/12	105,039	(2,484)
	NZD/USD	06/20/12	252,439	(7,031)
	SEK/USD	06/20/12	79,110	(435)
	USD/GBP	06/20/12	127,891	(222)
Societe Generale	AUD/USD	06/20/12	30,805	(368)
	BRL/USD	04/03/12	142,431	(7,547)
	CAD/USD	06/20/12	50,044	(311)
	CLP/USD	06/20/12	182,450	(3,962)
	COP/USD	06/20/12	243,958	(2,812)
	CZK/USD	06/20/12	43,031	(340)
	EUR/USD	06/20/12	133,426	(156)

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND
Schedule of Investments (continued)
March 31, 2012 (Unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

	KRW/USD	06/20/12	$17,587	$(126)
	MXN/USD	06/20/12	87,282	(858)
	MYR/USD	06/20/12	253,680	(5,499)
	NOK/USD	06/20/12	175,065	(2,194)
	NZD/USD	06/20/12	24,429	(240)
	RUB/USD	06/20/12	160,157	(533)
	TRY/USD	06/20/12	38,599	(638)
	USD/BRL	04/03/12	21,912	(41)
	USD/CZK	06/20/12	75,305	(193)
	USD/EUR	06/20/12	160,111	(3,027)
	USD/IDR	06/20/12	97,591	(183)
	USD/INR	06/20/12	77,303	(513)
	USD/JPY	06/20/12	132,993	(755)
	USD/NOK	06/20/12	26,260	(312)
	USD/NZD	06/20/12	8,143	(36)
	USD/SEK	06/20/12	271,234	(5,655)
	ZAR/USD	06/20/12	90,215	(1,556)

TOTAL				$(68,167)

FUTURES CONTRACTS — At March 31, 2012, the Fund had the following futures contracts:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Amsterdam Index	2	April 2012	$171,754	$(4,236)
CAC 40 Index	2	April 2012	91,345	(2,528)
FTSE 100 Index	2	June 2012	183,287	(5,441)
FTSE/JSE Top 40 Index	6	June 2012	233,453	(5,057)
Hang Seng Index	1	April 2012	131,993	(3,165)
IBEX 35 Index	(1)	April 2012	(105,662)	5,891
ISE 30 Index	13	April 2012	54,723	(65)
KOSPI 200 Index	2	June 2012	236,309	3,430
MSCI Taiwan Index	7	April 2012	197,610	(3,111)
OMX Stockholm 30 Index	8	April 2012	129,055	(2,973)
S&P 500 E-mini Index	3	June 2012	210,480	6,430
S&P/TSX 60 Index	1	June 2012	141,300	1,705
SET50 Index	7	June 2012	191,280	(1,157)
SGX S&P CNX Nifty Index	5	April 2012	53,280	522
TSE TOPIX Index	2	June 2012	207,080	3,579

TOTAL				$(6,176)

Currency Abbreviations:
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CLP	—	Chilean Peso
COP	—	Colombia Peso
CZK	—	Czech Koruna
EUR	—	Euro
GBP	—	British Pound
IDR	—	Indonesian Rupiah
INR	—	India Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PLN	—	Polish Zloty
RUB	—	Russian Ruble
SEK	—	Swedish Krona
TRY	—	Turkish Lira
USD	—	United States Dollar
ZAR	—	South African Rand

TAX INFORMATION — At March 31, 2012 the Fund did not have any aggregate security unrealized gains, losses or cost for U.S. federal income tax purposes.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments
March 31, 2012 (Unaudited)

Shares	Description	Value
Common Stocks — 97.7%
Commercial — 28.7%
146,011	Alexandria Real Estate Equities, Inc. (REIT)	$10,677,784
213,659	Boston Properties, Inc. (REIT)	22,432,058
377,644	Brandywine Realty Trust (REIT)	4,335,353
387,030	Brookfield Office Properties, Inc.	6,753,674
149,940	Digital Realty Trust, Inc. (REIT)	11,091,062
285,104	Douglas Emmett, Inc. (REIT)	6,503,222
526,168	Duke Realty Corp. (REIT)	7,545,249
380,487	Hudson Pacific Properties, Inc. (REIT)	5,756,768
151,146	Kilroy Realty Corp. (REIT)	7,044,915
301,023	Liberty Property Trust (REIT)	10,752,542
662,081	ProLogis, Inc. (REIT)	23,848,158
138,629	SL Green Realty Corp. (REIT)	10,750,679
194,356	Vornado Realty Trust (REIT)	16,364,775

		143,856,239

Health Care — 11.0%
472,169	HCP, Inc. (REIT)	18,631,789
206,734	Health Care REIT, Inc. (REIT)	11,362,100
441,028	Ventas, Inc. (REIT)	25,182,699

		55,176,588

Leisure — 6.9%
342,709	DiamondRock Hospitality Co. (REIT)	3,526,475
1,271,398	Host Hotels & Resorts, Inc. (REIT)	20,876,355
184,276	LaSalle Hotel Properties (REIT)	5,185,527
116,577	Pebblebrook Hotel Trust (REIT)	2,632,309
45,000	Starwood Hotels & Resorts Worldwide, Inc.	2,538,450

		34,759,116

Multifamily — 18.3%
175,513	American Campus Communities, Inc. (REIT)	7,848,942
242,718	Apartment Investment & Management Co. Class A (REIT)	6,410,183
157,132	AvalonBay Communities, Inc. (REIT)	22,210,608
178,383	Camden Property Trust (REIT)	11,728,682
421,481	Equity Residential (REIT)	26,393,140
66,012	Essex Property Trust, Inc. (REIT)	10,001,478
152,898	Post Properties, Inc. (REIT)	7,164,800

		91,757,833

Other — 1.9%
59,908	American Tower Corp. (REIT)	3,775,402
421,645	MFA Financial, Inc. (REIT)	3,149,688
88,934	National Retail Properties, Inc. (REIT)	2,418,116

		9,343,206

Retail — 24.5%
349,452	CBL & Associates Properties, Inc. (REIT)	6,611,632
476,704	DDR Corp. (REIT)	6,959,878
74,721	Federal Realty Investment Trust (REIT)	7,232,246
550,583	General Growth Properties, Inc. (REIT)	9,354,405

Shares	Description	Value
Common Stocks — (continued)
Retail — (continued)
727,275	Kimco Realty Corp. (REIT)	$14,007,317
115,240	Regency Centers Corp. (REIT)	5,125,875
415,649	Simon Property Group, Inc. (REIT)	60,551,746
194,151	Tanger Factory Outlet Centers, Inc. (REIT)	5,772,109
95,509	Taubman Centers, Inc. (REIT)	6,967,382

		122,582,590

Self Storage — 6.4%
231,370	Public Storage (REIT)	31,968,393

TOTAL INVESTMENTS — 97.7%		$489,443,965

OTHER ASSETS IN EXCESS OF LIABILITIES — 2.3%		11,572,065

NET ASSETS — 100.0%		$501,016,030

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviation:
REIT —	Real Estate Investment Trust

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.goldmansachsfunds.com.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At March 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$363,621,228

Gross unrealized gain	128,248,222
Gross unrealized loss	(2,425,485)

Net unrealized security gain	$125,822,737

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS
Investment Valuation — The Fund’s valuation policy is to value investments at fair value. Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.
     Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
     If quotations are not readily available, or if Goldman Sachs Asset Management, L.P. (“GSAM”) believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.
Fair Value of Investments — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
(Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).
     The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
     The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of March 31, 2012:
ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$30,626,991	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,582,347,573	420,000,000	—
Common Stock and/or Other Equity Investments	74,211,680	—	—
Repurchase Agreements	—	451,100,000	—

Total	$1,656,559,253	$901,726,991	$—

Derivative Type

Assets(a)
Futures Contracts	$14,947,168	$—	$—
Forward Foreign Currency Exchange Contracts	—	1,494,805	—

Liabilities(a)
Futures Contracts	$(1,748,727)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(188,898)	—

COMMODITY STRATEGY
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Obligations	$—	$76,401,083	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	368,235,287	57,442,052	—
Asset-Backed Securities	—	264,021	—
Government Guarantee Obligations	—	24,564,382	—
Short-term Investment	300,793,661	—	—

Total	$669,028,948	$158,671,538	$—

Derivative Type

Assets(a)
Futures Contracts	$670,911	$—	$—
Interest Rate Swap Contracts	—	126,162	—
Total Return Swap Contracts	—	61,396	—

Total	$670,911	$187,558	$—

Liabilities(a)
Futures Contracts	$(45,966)	$—	$—
Interest Rate Swap Contracts	—	(94,852)	—
Total Return Swap Contracts	—	(25,577,677)	—

Total	$(45,966)	$(25,672,529)	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

DYNAMIC ALLOCATION
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$33,942,070	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	183,761,224	—	—
Common Stock and/or Other Equity Investments	85,742,200	—	—
Short-term Investment	252,752,659	—	—

Total	$522,256,083	$33,942,070	$—

Derivative Type

Assets(a)
Futures Contracts	$1,265,867	$—	$—
Credit Default Swap Contracts	—	2,374,049	—

Liabilities(a)
Futures Contracts	$(1,782,057)	$—	$—
Credit Default Swap Contracts	—	(8,025)	—

INTERNATIONAL REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$32,184,509	$263,467,008 (b)	$—

Derivative Type

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(717)	$—

MANAGED FUTURES STRATEGY
Derivative Type

Assets(a)
Futures Contracts	$21,557	$—	$—
Forward Foreign Currency Exchange Contracts	—	14,966	—

Liabilities(a)
Futures Contracts	$(27,733)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(68,167)	—

REAL ESTATE SECURITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$489,443,965	$—	$—

(a) Amount shown represents unrealized gain (loss) at period end.

(b) To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
Investments in Derivatives — The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
     During the period ended March 31, 2012, the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2012. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
Absolute Return Tracker

Risk	Assets		Liabilities

Currency	$1,494,805		$(188,898)

Equity	12,709,987	(a)	(1,748,727	)(a)

Interest Rate	2,237,181	(a)	—

Total	$16,441,973		$(1,937,625)

Commodity Strategy

Risk	Assets		Liabilities

Commodity	$61,396		$(25,577,677	)(b)

Interest Rate	797,073	(a)	(140,818	)(a)(b)

Total	$858,469		$(25,718,495)

Dynamic Allocation

Risk	Assets		Liabilities

Credit	$2,374,049		$(8,025	)(b)

Equity	1,111,836	(a)	(963,939	)(a)

Interest Rate	154,031	(a)	(818,118	)(a)

Total	$3,639,916		$(1,790,082)

International Real Estate Securities

Risk			Liabilities

Currency			$(717)

Managed Futures Strategy

Risk	Assets		Liabilities

Currency	$14,966		$(68,167)

Equity	21,557	(a)	(27,733	)(a)

Total	$36,523		$(95,900)

(a) Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments.

(b) Aggregate of amounts include $25,672,529 and $8,025 for the Commodity Strategy and Dynamic Allocation Funds, respectively, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.
Commodity Index-Linked Structured Notes — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds may invest in structured notes whose values are based on the price movements of a commodity index. These commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
These notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received/(paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.
Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.
Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
Mortgage-Backed and Asset-Backed Securities — The Commodity Strategy, Dynamic Allocation, Real Estate Securities, International Real Estate Securities and Managed Futures Strategy Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
     The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
     Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.
Mortgage Dollar Rolls — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.
Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodians or designated sub-custodians under tri-party repurchase agreements.
Short Sales — The Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy Funds may engage in short selling. In these transactions, the Funds sell a financial instrument they do not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Funds are obligated to deliver the financial instrument at the market price at the time the short position is closed. The price at such time may be more or less than the price at which the instrument was sold by the Funds, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds close the short position. The Funds will record a realized gain if the price of the security declines between those dates.
     The Funds may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other purposes of the Funds. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Funds to post as collateral other securities that it owns. If the Funds reinvest the cash proceeds, the Funds might be required to post an amount greater than their net assets (but less than their total assets) as collateral. For these or other reasons, the Funds might be required to liquidate long and short positions at times that may be disadvantageous to the Funds. Cash collateral posted by the Funds is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments.
     Short sales involve other costs. The Funds must normally repay to the lender an amount equal to any dividend and financing cost that accrues while the loan is outstanding. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date. In addition, to borrow the security, the Funds may be required to pay a premium. The Funds will also incur transaction costs in effecting short sales. These costs incurred by the Funds are recorded as interest expense on securities sold short in the Statements of Operations. The amount of any ultimate gain for the Funds resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Funds may be required to pay in connection with short sale.
Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
     Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. The Funds may invest in the following types of swaps:
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
     A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
     As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
     The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.
     A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.
Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.
When-Issued Securities and Forward Commitments — The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with

GOLDMAN SACHS SELECT SATELLITE FUNDS
Schedule of Investments (continued)
March 31, 2012 (Unaudited)
NOTES TO THE SCHEDULE OF INVESTMENTS (continued)
the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Funds’ risks include, but are not limited to, the following:
Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.
Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange trade fund (“ETF”), a Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional funds, including but not limited to: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.
Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.
Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

Item 2. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Goldman Sachs Trust

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES A. McNAMARA, PRESIDENT/PRINCIPAL EXECUTIVE OFFICER

Date	May 29, 2012

By (Signature and Title)*	/s/ GEORGE F. TRAVERS, PRINCIPAL FINANCIAL OFFICER

Date	May 29, 2012

* Print the name and title of each signing officer under his or her signature.